UBS RMA
Money Market Portfolio
U.S. Government Portfolio
Supplement to the prospectus (the “Prospectus”) dated August 29, 2008

May 8, 2009

Dear Investor,

The purpose of this supplement is to revise information regarding buying and selling shares of UBS RMA Money Market Portfolio (“Money Market Portfolio”) and UBS RMA U.S. Government Portfolio (“U.S. Government Portfolio”) (collectively, the “funds”). Effective May 11, 2009, investors who are eligible to participate in the bank deposit sweep program (“Deposit Account Sweep Program”) administered by UBS Financial Services Inc. (“eligible participants”), under which free cash balances in the eligible participants’ accounts may be swept into interest-bearing deposit accounts, are now permitted to withdraw available balances from the Deposit Account Sweep Program in order to directly purchase shares of the funds. The funds have a $5,000 minimum investment requirement for those eligible participants purchasing shares of the funds by withdrawing from the Deposit Account Sweep Program. Eligible participants also are permitted to sell their shares of the funds and transfer back to the Deposit Account Sweep Program.

As a result, the Prospectus is revised as follows:

The section captioned “Managing your fund account” and sub-headed “Buying shares— Automatic deposit account sweep program” on page 23 of the Prospectus is revised by adding the following as the last paragraph of that section:

Eligible participants also may purchase shares of Money Market Portfolio and/or U.S. Government Portfolio from available balances in the Deposit Account Sweep Program. See “Buying shares of Money Market Portfolio and/or U.S. Government Portfolio by eligible participants” below.

ZS-381

The section captioned “Managing your fund account” is revised by adding the following before the sub-section “Minimum investments” on page 25 of the Prospectus:

Buying shares of Money Market Portfolio and/or U.S. Government Portfolio by eligible participants

Eligible participants may withdraw available balances in the Deposit Account Sweep Program in order to directly purchase shares of Money Market Portfolio and/or U.S. Government Portfolio. The funds have a $5,000 minimum investment requirement for those eligible participants purchasing shares of the funds by withdrawing from the Deposit Account Sweep Program. For more information, please contact your Financial Advisor at UBS Financial Services Inc. or correspondent firm.

The section captioned “Managing your fund account” and sub-headed “Minimum investments” on page 25 of the Prospectus is revised by replacing that section in its entirely with the following:

Minimum investments

Except as noted above with respect to buying shares of Money Market Portfolio and/or U.S. Government Portfolio by eligible participants, the funds have no minimum for initial investments or to add to an account, but reserve the right to establish minimum investment requirements or to change them at any time.

The section captioned “Managing your fund account” and sub-headed “Selling shares” on page 25 of the Prospectus is revised by replacing the first full paragraph of that section in its entirety with the following:

You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. You may also be able to use the check-writing service to sell your shares. You may not close your account by check. Eligible participants who purchased the shares of Money Market Portfolio and/or U.S. Government Portfolio may sell their shares of the funds and transfer back to the Deposit Account Sweep Program by contacting their Financial Advisor in person or by telephone or mail.

The section captioned “Managing your fund account” and sub-headed “Additional information about your account” on page 26 of the Prospectus is revised by adding the following at the end of the first paragraph:

Alternatively, investors participating in the Deposit Account Sweep Program who wish to increase their fund account balance may do so as explained in the section above captioned “Buying shares of Money Market Portfolio and/or U.S. Government Portfolio by eligible participants.”

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.